UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 15, 2018

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

914061.4

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 15, 2018, Ameris Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Moultrie, Georgia. At the Annual Meeting, there were present in person or by proxy 34,665,239 shares of the Company’s common stock, representing 90.46% of the total outstanding eligible votes.  At the Annual Meeting, the Company’s shareholders (1) elected three members to the Board of Directors of the Company, (2) ratified the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2018, (3) approved the compensation of the Company’s named executive officers on an advisory basis and (4) approved the recommendation of the Company’s Board of Directors that future advisory votes on the compensation of the Company’s named executive officers be held annually, as a result of which the Company will continue to hold such advisory votes on executive compensation each year until the next advisory vote is held regarding the frequency of such vote.  Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 2, 2018. The voting results for each proposal are as follows:

1.	Election of the following director nominees by a majority vote to serve as Class III directors until the annual meeting to be held in 2021:

Nominee	For	Withheld	Broker Non-Votes
R. Dale Ezzell	30,657,639	571,415	3,436,185
Leo J. Hill	30,425,836	803,218	3,436,185
Jimmy D. Veal	30,567,416	661,638	3,436,185

2.
Ratification of the appointment of Crowe Horwath LLP, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018 by a vote of 34,625,349 for, 16,265 against, 23,625 abstaining and 0 broker non-votes.

3.	Advisory approval of the compensation of the Company’s named executive officers by a vote of 29,914,215 for, 1,141,555 against, 173,284 abstaining and 3,436,185 broker non-votes.

4.
Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers, with votes of 1,906,157 for three years, 43,881 for two years, 29,112,403 for one year and 166,613 abstaining.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIS BANCORP

	By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Executive Vice President and Chief Financial Officer

Date: May 16, 2018